UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549

                            ---------------

                                Form 8-K

                             CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) June 30, 1998
                            ---------------
                                1-2981
                        (Commission File Number)
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                       FIRSTAR CORPORATION
            (Exact name of Registrant as specified in its charter)

              WISCONSIN                              39-0711710
       (State of incorporation)                   (I.R.S. Employer
                                               Identification Number)

            777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202
            (Address of Registrant's principal executive office)

                                414-765-4321
                       (Registrant's telephone number)

ITEM 5.   OTHER EVENTS

     On June 30, 1998, Firstar Corporation, a Wisconsin corporation ("Firstar"), entered into an Agreement and Plan of Reorganization (the "Merger Agreement") with and among Star Banc Corporation, an Ohio corporation ("Star Banc"), and Firstar (DE) Corporation, a Delaware corporation and a newly-formed wholly-owned subsidiary of Firstar ("Firstar (DE)"), providing for, among other things, the merger of Firstar with and into Firstar (DE) and the merger of Star Banc with and into Firstar (DE). The joint press release of Firstar and Star Banc announcing the Merger is filed as Exhibit 99.1 to this Form 8-K.
     In connection with the execution of the Merger Agreement, on July 1, 1998, Firstar, as issuer, and Star Banc, as grantee, entered into a Stock Option Agreement (the "Star Banc Option Agreement"), providing for, among other things, the grant of an option to Star Banc (the "Firstar Option") to purchase, subject to the terms of the Stock Option Agreement, up to 28,963,830 fully paid and non-assessable shares of Firstar's Common Stock, par value $1.25 per share ("Common Stock"), at a price of $39 per share (the "Option Price"), provided however, that in no event shall the number of shares of Common Stock for which the Firstar Option is exercisable exceed 19.9% of Firstar's issued and outstanding shares of Common Stock; and Star Banc, as issuer, and Firstar, as grantee, also entered into a substantially identical Stock Option Agreement (the "Star Banc Option Agreement" and, together with the Firstar Option Agreement, the "Option Agreements").

     In connection with the execution of the Merger Agreement, on June 30, 1998, Firstar entered into an amendment (the "Rights Amendment") to the Rights Agreement dated as of January 19, 1989, between Firstar and Firstar Trust Company (formerly known as First Wisconsin Trust Company), as Rights Agent (the "Rights Agreement"), to the effect that Star Banc and its affiliates shall not become an Acquiring Person (as defined in the Rights Agreement) by reason of the execution of the Merger Agreement or the consummation of the Merger or the entering into, or exercise of, the Option Agreements.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
     (c)  Exhibits.

Exhibit
Number                        Title
-------                      -------

   99.1   Press release of Firstar and Star Banc, dated July 1, 1998.


   99.2 Investor presentation materials, dated as of July 1, 1998, regarding the Merger.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                                         FIRSTAR CORPORATION


                                         By:   /s/ Howard H. Hopwood, III
                                               ---------------------------
                                         Name:     Howard H. Hopwood, III
                                         Title:   Senior Vice President and
                                                  General Counsel


Date: June 30, 1998

                             Exhibit Index

Exhibit Number                   Title
--------------                   -----

     99.1      Press release of Firstar and Star Banc dated July 1, 1998.
     99.2 Investor presentation materials, dated July 1, 1998, regarding the Merger.